UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 3, 2004
                                                         ----------------


                         PEOPLES BANCORP INC.
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        (Exact name of Registrant as specified in its charter)

               Ohio                      0-16772                31-0987416
--------------------------------   ---------------------  ----------------------
   (State or other jurisdiction      (Commission File        (I.R.S. Employer
         of incorporation)               Number)          Identification Number)

         138 Putnam Street, PO Box 738
                 Marietta, Ohio                             45750-0738
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    (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (740) 373-3155
                                                    ---------------

                                 Not applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                           Index to Exhibits on Page 4

Section 2 - Financial Information
         Item 2.05 Costs Associated with Exit or Disposal Activities
         -----------------------------------------------------------
         In a Current Report on Form 8-K filed with the Securities and Exchange Commission on September 16, 2004 (the "September 16, 2004 Form 8-K"), Peoples Bancorp Inc. ("Peoples") disclosed its intention to consolidate some of the full-service banking offices of its subsidiary Peoples Bank, National Association ("Peoples Bank") following the completion of the proposed acquisition by Peoples Bank of two full-service banking offices in the Ashland, Kentucky area (the "Advantage Offices") from Advantage Bank, a subsidiary of Camco Financial Corporation.
         On December 6, 2004, Peoples issued a news release (the "Release") announcing that Peoples Bank had completed the acquisition from Advantage Bank, as of the close of business on December 3, 2004. A copy of the Release is attached as Exhibit 99 to this Current Report on Form 8-K.
         Peoples also announced in the Release that concurrent with the completion of the acquisition, Peoples Bank has consolidated some of its Ashland-area offices. The Peoples Bank location at 747 Bellefonte Road in Flatwoods, Kentucky and the newly-acquired Advantage Office at 1640 Carter Avenue in downtown Ashland were consolidated into nearby Peoples Bank offices at the close of business on December 3, 2004. The Peoples Bank office at 1410 Eagle Drive in Cedar Knoll, Kentucky will no longer serve customers after the close of business on December 27, 2004. Clients will be redirected to Peoples Bank's newly-acquired office located at 6601 US Route 60 in Summit, Kentucky.
         As previously disclosed in the September 16, 2004 Form 8-K, as amended, management expects Peoples to incur costs of approximately $100,000 in the fourth quarter of 2004 relating to the write down to fair value of the bank premises of the Flatwoods and Cedar Knoll offices and the recognition of employee termination benefits to be paid in cash.

Section 8 - Other Events
      Item 8.01    Other Events
      -------------------------
      On December 6, 2004, Peoples issued the Release, announcing that Peoples Bank had completed the acquisition, as of the close of business on December 3, 2004, of two full-service banking offices in the Ashland, Kentucky area from Advantage Bank. In the September 16, 2004 Form 8-K, Peoples had reported the news release issued on September 10, 2004 announcing the signing by Peoples Bank of a definitive agreement to purchase the two Advantage Offices located at 1640 Carter Avenue in downtown Ashland and 6601 US Route 60 in Summit, Kentucky.
     In the acquisition, Peoples Bank acquired approximately $43 million of loans at book value and approximately $63 million of deposits, as well as the real property of the Advantage Offices at book value of $1.3 million. Peoples Bank paid a premium of 10.21%, or $6.5 million in cash, in assuming the deposits.
      Concurrent with the completion of the acquisition, Peoples Bank has consolidated some of its Ashland-area offices. The Peoples Bank location at 747 Bellefonte Road in Flatwoods, Kentucky and the newly-acquired Advantage Office at 1640 Carter Avenue in downtown Ashland were consolidated into nearby Peoples Bank offices at the close of business on December 3. The Peoples Bank office at 1410 Eagle Drive in Cedar Knoll will no longer serve customers after the close of business on December 27, 2004. Clients will be redirected to Peoples Bank's newly-acquired office located at 6601 US Route 60 in Summit, Kentucky.
           A copy of the Release is attached as Exhibit 99 to this Current Report on Form 8-K.


Section 9 - Financial Statements and Exhibits
       Item 9.01 Financial Statements and Exhibits
              a) Financial statements of businesses acquired No response required.
              b) Pro forma financial information No response required.
              c) Exhibits


     Exhibit Number                          Description
--------------------------   -------------------------------------------------
          99                 News Release issued by Peoples Bancorp Inc. on
                             December 6, 2004

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PEOPLES BANCORP INC.



Date:  December 9, 2004       By:/s/ MARK F. BRADLEY
                                     -------------------------------------
                                     Mark F. Bradley
                                     President and Chief Operating Officer




                                INDEX TO EXHIBITS


     Exhibit Number                          Description
--------------------------   -------------------------------------------------
          99                 News Release issued by Peoples Bancorp Inc. on
                             December 6, 2004